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                                                                  Exhibit 10.23

SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER: ISILON SYSTEMS, INC., A DELAWARE CORPORATION

DATED AS OF: MARCH 21, 2005

      THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated June 24, 2004, as amended or otherwise modified from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. AMENDED SCHEDULE TO LOAN AGREEMENT. Section 8 of the Schedule to Loan Agreement entitled "Additional Provisions" is hereby amended by replacing paragraph (8) thereof that now reads as "(8) [Intentionally Omitted] with the following:

      "(8) ADDITIONAL TRANSACTIONS. Borrower shall consummate an Subordinated Debt or equity financing transaction, in each case containing terms and conditions reasonably acceptable to Silicon (a "Transaction"), yielding at least $5,000,000 in net proceeds thereof to Borrower no later than July 30, 2005. Further, Borrower shall consummate an additional Transaction yielding at least $10,000,000 in net proceeds to Borrower no later than November 15, 2005."

      2. GENERAL PROVISIONS. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:                          SILICON:

ISILON SYSTEMS, INC.               SILICON VALLEY BANK

BY /s/STUART W. FUHLENDORF         BY /s/ PATRICK MCCARTHY
   ------------------------------     --------------------------------
   TITLE: CFO                      TITLE SR. VICE PRESIDENT